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                                     [LETTERHEAD]

                                    June 13, 1996


Bank of America National Trust
     and Savings Association
555 South Flower Street
Los Angeles, California 90071

Bank of America, FSB
10089 Willow Creek Road
San Diego, California 92131


          Re:  BankAmerica Manufactured Housing Contract Trust
               Senior/Subordinate Pass-Through Certificates, Series 1996-1

Ladies and Gentlemen:

     We are special tax counsel to Bank of America National Trust and Savings Association ("Bank of America") and Bank of America, FSB ("BAFSB" and, collectively with Bank of America, the "Registrants") in connection with the sale by the Registrants of the following securities (collectively, the "Certificates"):

     1. $47,129,000 (approximate) aggregate principal amount of 6.125% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-1 (the "Class A-1 Certificates");

     2. $51,893,000 (approximate) aggregate principal amount of 6.650% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-2 (the "Class A-2 Certificates");

     3. $20,316,000 (approximate) aggregate principal amount of 6.950% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-3 (the "Class A-3 Certificates");


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Bank of America National Trust and Savings Association
Bank of America, FSB
Page Two
June 13, 1996


     4. $26,068,000 (approximate) aggregate principal amount of 7.300% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-4 (the "Class A-4 Certificates");

     5. $28,483,000 (approximate) aggregate principal amount of 7.550% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-5 (the "Class A-5 Certificates");

     6. $27,040,000 (approximate) aggregate principal amount of 8.000% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-6 (the "Class A-6 Certificates");

     7. $20,891,000 (approximate) aggregate principal amount of 7.800% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-7 (the "Class A-7 Certificates");

     8. $15,361,000 (approximate) aggregate principal amount of 7.875% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class B-1 (the "Class B-1 Certificates" and, collectively with the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class A-7 Certificates and the Class B-1 Certificates, the "Publicly Offered Certificates");

     9. $8,604,417.44 (approximate) aggregate principal amount of 8.500% BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class B-2 (the "Class B-2 Certificates"); and

     10. BankAmerica Manufactured Housing Contract Trust, Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class R (the "Class R Certificates").

     The Certificates are to be issued pursuant to Pooling and Servicing Agreement, dated as of June 1, 1996 (the "Agreement") among the Registrants, BankAmerica Housing Services, an unincorporated division of BAFSB, as Servicer, and The First

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Bank of America National Trust and Savings Association
Bank of America, FSB
Page Three
June 13, 1996


National Bank of Chicago, as Trustee. The Certificates will represent undivided interests in a trust fund (the "Trust Fund") consisting primarily of a pool of manufactured housing installment sales contracts and installment loan agreements (the "Contracts") which the Registrants will convey to the Trustee, as trustee for the Trust Fund, pursuant to the Agreement. The Class R Certificates will have no stated principal balance.

     In connection with this opinion, we have examined the following documents:

     1.   the Agreement;

     2. the registration statement on Form S-3 (No. 333-3200) filed by the Registrants relating to the Publicly Offered Certificates, and Pre-Effective Amendments Nos. 1, 2, 3, 4 and 5 thereto as filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), and evidence satisfactory to us that such registration statement, as so amended, became effective under the Act on June 4, 1996 (as so amended and declared effective, the "Registration Statement"); and

     3. the base Prospectus and Prospectus Supplement relating to the Publicly Offered Certificates as filed with the Commission on June 11, 1996 pursuant to Rule 424(b) under the Act (such Prospectus and Prospectus Supplement being hereinafter collectively referred to as the "Prospectus").

     In such examination, we have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of documents executed by entities other than the Registrants, we have assumed that each other entity has the power and authority to execute and deliver, and to perform and observe the provisions of such documents, and the due authorization by each such entity of all requisite action and the due execution and delivery of such documents by each such entity. To the extent we have deemed necessary and proper, we have relied upon the representations and warranties as to facts of the Registrants contained in the Agreement.

     The opinions expressed herein are based upon current statutes, rules, regulations, cases and official interpretive opinions, and cover certain items that are not directly or definitively addressed by such authorities.

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Bank of America National Trust and Savings Association
Bank of America, FSB
Page Four
June 13, 1996


     Based upon and subject to the foregoing, we are of the opinion that:

     1. The statements contained in the Prospectus under the heading "Certain Federal Income Tax Consequences," to the extent they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects, under the assumptions stated therein and under existing law.

     2. Assuming (i) the making of a valid election, (ii) compliance with the Agreement, and (iii) compliance with any changes in the law, including any amendments to the Internal Revenue Code of 1986, as amended (the "Code") or applicable Treasury Regulations thereunder, (a) the Trust Fund will be classified for federal income tax purposes as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Code Section 860D, (b) the Publicly Offered Certificates and Class B-2 Certificates will be treated collectively as the "regular interest" in such REMIC and (c) the Class R Certificates will be treated as the single class of "residual interest" in such REMIC.

     We express no opinion as to matters governed by laws of any jurisdiction other than the substantive laws of the State of California, the laws of the State of New York and the federal laws of the United States of America.

     This opinion is furnished to you solely for use in connection with the issuance and sale of the Certificates. We hereby consent to the filing of this letter as an exhibit to a Current Report on Form 8-K filed by you in connection with the Trust Fund. In giving such consent, we do not admit and we hereby disclaim that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission thereunder, nor do we admit that we are experts with respect to any part of the Registration Statement within the meaning of the term "experts" as used in the Securities Act of 1933, as amended, or the rules and regulations of the Commission thereunder.

                                        Very truly yours,

                                        /s/ Morrison & Foerster LLP